Exhibit 32.2
CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Gary A. Kajtoch, the Treasurer of Evans Bancorp, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Annual Report of Evans Bancorp, Inc. on Form 10-K for the fiscal year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and (2) the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Evans Bancorp, Inc.
Date: March 16, 2009

By	/s/ Gary A. Kajtoch
	Name:	Gary A. Kajtoch
	Title:	Treasurer (Principal Financial Officer)

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